SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:   January 28, 1997



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


    VIRGINIA                          333-10635                 54-1816010
   (State of                        (Commission               (IRS Employer
 Incorporation)                    File Number)              Identification No.)


         306 East Main Street
         Richmond, Virginia                   23219
         (Address of principal              (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                     CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                     Page No.
                                                                     --------
Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits
                  a.   Independent Auditors' Report
                         (Brookfield Apartments)

                       Historical Statement of Income and
                         Direct Operating Expenses
                         (Brookfield Apartments)

                       Note to Historical Statement of
                         Income and Direct Operating
                         Expenses (Brookfield Apartments)

                  b.   Independent Auditors' Report
                         (Eagle Crest I & II Apartments)

                       Historical Statement of Income and
                         Direct Operating Expenses
                         (Eagle Crest I & II Apartments)

                       Note to Historical Statement of
                         Income and Direct Operating
                         Expenses (Eagle Crest I & II Apartments)

                  c.   Independent Auditors' Report
                         (Tahoe Apartments)

                       Historical Statement of Income and
                         Direct Operating Expenses
                         (Tahoe Apartments)

                       Note to Historical Statement of
                         Income and Direct Operating
                         Expenses (Tahoe Apartments)

                  d.   Pro Forma Balance Sheet as of
                         December 31, 1996 (unaudited)

                       Pro Forma Statement of Operations
                         for the Year ended December 31, 1996
                         (unaudited)

                  e.       Exhibits

                           23.1  Consent of Independent Auditors

                           23.2  Consent of Independent Auditors

                           23.3  Consent of Independent Auditors

         The Company hereby amends and restates Item 7.a., 7.b., 7.c., and 7.d. of its Current Report on Form 8-K dated January 28, 1997 as follows:

                                   ITEM 7.A.

                                  [LETTERHEAD]

                             L.P. MARTIN & COMPANY
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Eagle Crest Apartments located in Irving, Texas for the twelve month period ended December 31, 1996. This statement is the responsibility of the management of Eagle Crest Apartments. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Eagle Crest Apartments (as defined above) for the twelve month period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                /s/ L.P. MARTIN & CO., P.C.

Richmond, Virginia
March 27, 1997

                             EAGLE CREST APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED DECEMBER 31, 1996

INCOME
------
  Rental and Other Income                                       $3,196,618
                                                                ----------


DIRECT OPERATING EXPENSES
-------------------------
  Administrative and Other                                         212,613
  Insurance                                                         93,379
  Repairs and Maintenance                                          379,120
  Taxes, Property                                                  345,167
  Utilities                                                        305,101
                                                                ----------

                TOTAL DIRECT OPERATING EXPENSES                  1,335,380
                                                                ----------

                 Operating income exclusive of items not
                 comparable to the proposed future operations
                 of the property                                $1,861,238
                                                                ----------


See accompanying note to the financial statement.

                             EAGLE CREST APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED DECEMBER 31, 1996


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
-----------------------------------------------


Eagle Crest Apartments is a residential garden style apartment complex consisting of two phases totaling 484 units located on 17.88 acres in Irving, Texas. Living space totals 429,300 square feet.

During the financial statement period, the assets comprising the property were owned by entities not affiliated with Cornerstone Realty Income Trust, Inc. Cornerstone Realty Income Trust, Inc. purchased the property on January 30, 1997.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, legal and professional and management fees.

                                   ITEM 7.B.

                                  [LETTERHEAD]

                             L.P. MARTIN & COMPANY
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Brookfield Apartments located in Dallas, Texas for the twelve month period ended December 31, 1996. This statement is the responsibility of the management of Brookfield Apartments. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Brookfield Apartments (as defined above) for the twelve month period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                /s/ L.P. MARTIN & CO., P.C.

Richmond, Virginia
March 19, 1997

                             BROOKFIELD APARTMENTS
         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED DECEMBER 31, 1996

INCOME
------
  Rental and Other Income                                       $1,198,543
                                                                ----------


DIRECT OPERATING EXPENSES
-------------------------
  Administrative and Other                                         122,269
  Insurance                                                         18,936
  Repairs and Maintenance                                          174,233
  Taxes, Property                                                  133,700
  Utilities                                                         92,664
                                                                ----------

                TOTAL DIRECT OPERATING EXPENSES                    541,802
                                                                ----------

                 Operating income exclusive of items not
                 comparable to the proposed future operations
                 of the property                                $  656,741
                                                                ----------


See accompanying note to the financial statement.

                             BROOKFIELD APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED DECEMBER 31, 1996


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
-----------------------------------------------

Brookfield Apartments is a 232 unit residential garden style apartment complex located on 6.936 acres in Dallas, Texas. Living space totals 165,544 square feet.

During the financial statement period, the assets comprising the property were owned by Paragon Group, L.P., an entity non-affiliated with Cornerstone Realty Income Trust, Inc. Cornerstone Realty Income Trust, Inc. purchased the property in January, 1997.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization and management fees.

                                   ITEM 7.C.

                                  [LETTERHEAD]
                             L.P. MARTIN & COMPANY
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060
                              PHONE (804) 346-2626
                              FAX: (804) 346-9311



                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Tahoe Apartments located in Arlington, Texas for the twelve month period ended December 31, 1996. This statement is the responsibility of the management of Tahoe Apartments. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Tahoe Apartments (as defined above) for the twelve month period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                /S/ L.P. MARTIN & CO., P.C.



Richmond, Virginia
April 11, 1997

                                TAHOE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED DECEMBER 31, 1996

INCOME
    Rental and Other Income                                 $ 1,200,270
                                                            -----------



DIRECT OPERATING EXPENSES
    Administrative and Other                                    118,781
    Insurance                                                    30,606
    Repairs and Maintenance                                     351,750
    Taxes, Property                                             114,578
    Utilities                                                   149,166
                                                            -----------

            TOTAL DIRECT OPERATING EXPENSES                     764,881
                                                            -----------


            Operating income exclusive of items not
            comparable to the proposed future operations
            of the property                                 $   435,389
                                                            ===========





See accompanying note to the financial statement.

                                TAHOE APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED DECEMBER 31, 1996

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Tahoe Apartments is a 240 unit residential garden style apartment complex located on 9.81 acres in Arlington, Texas. Living space totals 160,928 square feet.

During the financial statement period, the assets comprising the property were owned by two separate entities, neither of which was affiliated with Cornerstone Realty Income Trust, Inc. Cornerstone Realty Income Trust, Inc. purchased the property on January 31, 1997.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, legal fees and management fees. Also, excluded are certain employee bonuses paid by one of the former owners in connection with the sale of the apartment project.

                                   ITEM 7.D.

Pro Forma Balance Sheet as of December 31, 1996 (unaudited) The accompanying Unaudited Pro Forma Balance Sheet as of December 31, 1996 is presented as if the Company had owned the following properties held on December 31, 1996. In the opinion of management, all adjustments necessary to reflect the effects of the Offering have been made.

The Unaudited Pro Forma Balance Sheet is presented for comparative purposes only, and is not necessarily indicative of what the actual financial position of the Company would have been at December 31, 1996, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company. The Pro Forma column assumes the Company used the proceeds from its offerings to acquire certain properties.


                                          Historical Brookfield   Eagle Crest   Tahoe
                                            Balance   Pro Forma    Pro Forma   Pro Forma     Total
                                             Sheet   Adjustments  Adjustments Adjustments  Pro Forma
                                          ------------------------------------------------------------
ASSETS

Investment in rental property
   Land                                          -   $1,169,208   $3,032,970  $1,102,830   $5,305,008
   Building                                      -    4,398,447   12,930,030   4,701,541   22,030,018
                                          ------------------------------------------------------------
                                                 -    5,567,655   15,963,000   5,804,371   27,335,026
   Less accumulated depreciation                 -            -            -           -            -
                                          ------------------------------------------------------------
                                                 -    5,567,655   15,963,000   5,804,371   27,335,026

   Cash and cash equivalents                  $100            -            -           -          100
                                          ------------------------------------------------------------
Total Assets                                  $100   $5,567,655  $15,963,000  $5,804,371  $27,335,126
                                          ============================================================

SHAREHOLDERS' EQUITY

   Common stock, no par value                 $100   $5,567,655  $15,963,000  $5,804,371  $27,335,126
   Class B Convertible Stock, no par value  20,000            -            -           -      $20,000
   Receivable from principal shareholder   (20,000)           -            -           -     ($20,000)
                                          ------------------------------------------------------------
Total Shareholders' equity                    $100   $5,567,655  $15,963,000  $5,804,371  $27,335,126
                                          ============================================================


Notes to Pro Forma Balance Sheet
Pro Forma adjustments represents the purchase price of the related property, including the 2% acquisition fee to Apple Realty Group, Inc. allocated between land and building. Adjustments to common stock reflect the net proceeds from sales of common stock from the Company's continuous offering.

Pro Forma Statement of Operations for the twelve months ended December 31, 1996 (unaudited)
The accompanying Unaudited Pro Forma Statement of Operations for the twelve months ended December 31, 1996 is presented as if (a) the Company had acquired the properties shown below on January 1, 1996; (b) the Company had qualified as a REIT , distributed at least 95% of its taxable income and, therefore, incurred no federal income tax liability for the period presented; and (b) the Company had used proceeds from its best efforts offering to acquire the properties. The Company had no operations during the period ending December 31, 1996. Accordingly, the Company had no revenue or operating profits or loss.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1996 if the acquisitions and Offering had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.



                                                    Historical   Brookfield    Eagle Crest      Tahoe          1997
                                                   Statement of  Pro Forma      Pro Forma     Pro Forma     Pro Forma        Total
                                                    Operations  Adjustments    Adjustments   Adjustments   Adjustments     Pro Forma
                                                   ---------------------------------------------------------------------------------
Date of Acquisitions                                         -    1/1/97         1/1/97        1/1/97              -              -

Rental income                                                -  $1,198,543     $3,196,618   $1,200,270             -      5,595,431
Expenses
                       Utilities                             -      92,664        305,101      149,166             -        546,931
                       Repairs and maintenance               -     174,233        379,120      351,750             -        905,103
                       Taxes and insurance                   -     152,636        438,546      145,184             -        736,366
                       Property management fee               -           -              -            -       282,162 (A)    282,162
                       Advertising                           -      30,567         53,153       29,695             -        113,415
                       General and administrative            -           -              -            -        68,338 (B)     68,338
                       Depreciation of real estate           -           -              -            -       801,092 (C)    801,092
                       Other                                 -      91,702        159,460       89,086             -        340,248
                                                   --------------------------------------------------------------------------------
                                                             -     541,802      1,335,380      764,881     1,151,591      3,793,654

Net income                                                   -    $656,741     $1,861,238     $435,389   ($1,151,591)    $1,801,777

Net income per share                                         -                                                                $0.54
                                                   =============                                                         ==========
Weighted average number of shares outstanding                -                                                            3,308,624
                                                   =============                                                         ==========


The pro forma information reflects adjustments for the actual rental income and rental expenses for the properties for the period in 1996 prior to their acquisition by the Company. Net income has been adjusted as follows: (A) property management and advisory expenses have been adjusted based on the on the Company's contractual arrangements of 5% of revenues from rental income plus reimbursement of certain expenses estimated to be $2.50 per unit; (B) advisory expenses have been adjusted based on the Company's contractual arrangement of
 .25% of gross proceeds from sales of common stock; (C) depreciation has been adjusted based on the Company's allocation of purchase price to buildings over an estimated useful life of 27.5 years.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Apple Residential Income Trust, Inc.


Date: April __, 1997                By:_______________________________
                                         Glade M. Knight
                                         President of
                                         Apple Residential Income
                                         Trust, Inc.

                                 EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                 Form 8-K/A for Form 8-K dated January 28, 1997


Exhibit Number        Exhibit                                     Page Number
--------------        -------                                     -----------
     23.1             Consent of Independent Auditors

     23.2             Consent of Independent Auditors

     23.3             Consent of Independent Auditors